UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Belvedere Road Suite 500, West Palm Beach, FL 33406

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Intellectual Property License Agreement with Project LightShift

On June 11, 2026 (the “Effective Date”), the Company entered into an Intellectual Property License Agreement (the “License Agreement”) with Project LightShift, a Florida Corporation (“LightShift”), pursuant to which LightShift has granted to the Company a license to use certain intellectual property owned or controlled by LightShift (collectively, the “Licensed Technology”), including patents, patent applications, trademarks, trade secrets, know-how, and other technology as related to quantum antenna systems and related products and services integrated into or designed for unmanned aerial vehicles and drone platforms, the manufacture, use, offer for sale, sale, importation, or other exploitation of which utilizes or incorporates any Licensed Technology, in each case regardless of form factor, configuration, branding, or generation. The license granted under the License Agreement is limited to quantum antenna systems integrated into or designed for unmanned aerial vehicles and drone platforms used in defense and national security applications (the “Licensed Field of Use”).

As consideration for the license and rights granted under the License Agreement, and subject to the satisfaction of certain conditions precedent, the Company has agreed to pay and/or grant, as applicable, to LightShift: (a) $1,000,000 in cash, payable in installments pursuant to the terms of the License Agreement and subject to certain acceleration conditions and (b) restricted ordinary shares of the Company, having an aggregate value of $5,000,000 (the “Consideration Shares”) to be issued on a quarterly basis over eight equal installments and subject to certain lock-up provisions, with a six-month lock-up period and a 2% weighted average daily trading volume of the Consideration Shares. Additionally, LightShift shall use commercially reasonable efforts as a company in the defense sector would use to research, develop, and commercialize national-defense related products to deliver a demonstrable prototype of the Licensed Technology (the “Prototype”) by December 31, 2026, and upon successful demonstration of the Prototype, the Company shall have an exclusive 120 day right of first negotiation to be negotiated in good faith for a joint venture, royalty arrangement, or other commercial arrangement, covering the further commercialization of the Licensed Technology within the Licensed Field of Use. Additionally, pursuant to the terms of the License Agreement, Nadab Akhtar shall be appointed as a Special Advisor to Company on quantum technologies.

The License Agreement is effective as of the Effective Date and will continue in full force and effect in perpetuity unless earlier terminated. The Company may terminate the License Agreement at any time without cause upon 30 business days’ written notice. Either party may terminate the License Agreement for material breach upon 90 days’ written notice, subject to cure. Additionally, if LightShift fails to deliver certain monthly developmental reports, or fails to deliver the Prototype by March 31, 2027, the Company shall have the right, in its sole discretion, to terminate the License Agreement for material breach by LightShift. If the License Agreement is terminated, all unvested Consideration Shares shall be automatically forfeited and returned to the Company. Notwithstanding the foregoing, in the event the License Agreement is terminated due to LightShift’s material breach pursuant to the terms of the License Agreement, (i) all unvested Consideration Shares shall immediately and automatically be clawed back and returned to the Company for cancellation without any further consideration or action by either party and (ii) the Company shall have the right, exercisable in its sole discretion by written notice to LightShift within 90 days following such termination, to repurchase all vested Consideration Shares then held by LightShift at a price equal to$ 0.001 per share as liquidated damages.

The License Agreement also contains customary representations and warranties, indemnification provisions, confidentiality obligations, and intellectual property protection under Section 365(n) of the U.S. Bankruptcy Code.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Voting Agreement with LightShift

On June 11, 2026, in connection with the entry into the License Agreement, the Company entered into a voting agreement (the “Voting Agreement”) with LightShift, pursuant to which LightShift has agreed to vote, at any duly called meeting of shareholders of the Company, all of its ordinary shares issued pursuant to the License Agreement, together with any shares held as of the date of the Voting Agreement or otherwise acquired in the future by LightShift, in favor of any proposal recommended for approval by the Board of Directors of the Company.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Voting Agreement, which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

On June 15, 2026, the Company issued a press release announcing the entry into the License Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1*	Intellectual Property License Agreement, dated as of June 11, 2026, by and between Quantum Cyber N.V. and Project LightShift.
10.2	Form of Voting Agreement, dated as of June 11, 2026, by and between Quantum Cyber N.V. and Project LightShift.
99.1	Press Release, dated June 15, 2026 (furnished pursuant to Item 7.01 of Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended, because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

	By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: June 15, 2026

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